EXHIBIT 99.1

CLAYTON WILLIAMS ENERGY, INC.

FINANCIAL GUIDANCE DISCLOSURES FOR 2004

Overview

Clayton Williams Energy, Inc. and its subsidiaries have prepared this document to provide public disclosure of certain financial and operating estimates in order to permit the preparation of models to forecast our operating results for each quarter during the year ending December 31, 2004.  These estimates are based on information available to us as of the date of this filing, and actual results may vary materially from these estimates.  We do not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

The estimates provided in this document are based on assumptions that we believe are reasonable.  Until our results of operations for this period have been finally compiled and released, all of the estimates and assumptions set forth herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect, project, believe or anticipate will or may occur in the future, or may have occurred through the date of this filing, including such matters as production of oil and gas, product prices, oil and gas reserves, drilling and completion results, capital expenditures and other such matters, are forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the results, performance, or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  the volatility of oil and gas prices, the unpredictable nature of our exploratory drilling results; the reliance upon estimates of proved reserves; operating hazards and uninsured risks; competition; government regulation; and other factors referenced in filings made by us with the Securities and Exchange Commission.

As a matter of policy, we do not attempt to provide guidance on:

(a)                      production which may be obtained through future exploratory drilling;

(b)                     dry hole and abandonment costs that may result from future exploratory drilling;

(c)                      the effects of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”;

(d)                     gains or losses from sales of property and equipment unless the sale has been consummated prior to the filing of financial guidance; and

(e)                      capital expenditures related to completion activities on exploratory wells or acquisitions of proved properties until the expenditures are estimable and likely to occur.

As discussed in “Capital Expenditures”, a significant portion of our 2004 planned exploration and development expenditures relate to exploratory prospects.  Exploratory prospects involve a higher degree of risk than development prospects.  To offset the higher risk, we generally strive to achieve a higher reserve potential and rate of return on investments in exploratory prospects.  Actual results from our exploratory drilling activities, when ultimately reported, may have a material impact on the estimates of oil and gas production and exploration costs stated in this guidance.

Summary of Estimates

The following table sets forth certain estimates being used by us to model our anticipated results of operations for each quarter during the fiscal year ending December 31, 2004.  When a single value is provided, such value represents the mid-point of the approximate range of estimates.  Otherwise, each range of values provided represents the expected low and high estimates for such financial or operating factor.

Year Ending December 31, 2004

Actual First Quarter

Actual Second Quarter

Estimated Third Quarter

Estimated Fourth Quarter

(Dollars in thousands, except per unit data)

Average Daily Production:

Gas (Mcf)

45,901

45,110

47,500 to 53,500

45,500 to 51,500

Oil (Bbls)

4,121

5,110

6,750 to 6,950

6,800 to 7,000

Natural gas liquids (Bbls)

758

385

500 to 600

450 to 550

Total gas equivalents (Mcfe)

75,175

78,080

91,000 to 98,800

89,000 to 96,800

Differentials:

Gas ($/Mcf)

$

(.52

)

$

(.29

)

$(.30) to $(.60)

$(.30) to $(.60)

Oil ($/Bbl)

$

(1.11

)

$

(1.28

)

  $(.85) to $(1.35)

  $(.85) to $(1.35)

Natural gas liquids ($/Bbl)

$

(10.58

)

$

(15.98

)

$(13.00) to $(17.00)

$(13.00) to $(17.00)

Costs Variable by Production ($/Mcfe):

Production expenses (including production taxes)

$

1.02

$

1.15

$1.20 to $1.45

$1.20 to $1.45

DD&A – Oil and gas properties

$

1.14

$

1.19

$1.15 to $1.45

$1.15 to $1.45

Other Revenues (Expenses):

Natural gas services:

Revenues

$

2,527

$

2,372

$2,250 to $2,350

$2,250 to $2,350

Operating costs

$

(2,352

)

$

(2,295

)

$(2,150) to $(2,250)

$(2,150) to $(2,250)

Exploration costs:

Abandonments and impairments

$

(4,632

)

$

(13,467

)

$(1,000) to $(2,000)

$(1,000) to $(2,000)

Seismic and other

$

(1,925

)

$

(1,812

)

$(1,600) to $(2,400)

$(1,600) to $(2,400)

DD&A – Other

$

(733

)

$

(770

)

$(800) to $(850)

$(800) to $(850)

General and administrative

$

(3,301

)

$

(2,286

)

$(3,100) to $(3,300)

$(3,700) to $(3,900)

Interest expense

$

(460

)

$

(1,449

)

$(2,400) to $(2,600)

$(2,400) to $(2,600)

Other income (expense)

$

(124

)

$

87

$25 to $50

$25 to $50

Income Tax Rate:

Current

0

%

0

%

0%

0%

Deferred

35

%

35

%

35%

35%

Weighted Average Shares Outstanding (in thousands):

Basic

9,371

9,923

11,300 to 11,400

11,300 to 11,400

Diluted

9,720

10,230

11,600 to 11,800

11,600 to 11,800

Capital Expenditures

The following table sets forth, by area, certain information about our planned exploration and development activities for 2004.

	Total Planned Expenditures Year Ended December 31, 2004	Percentage of Total
	(In thousands)

South Louisiana	$59,600	59%
Mississippi	18,200	18%
New Mexico/West Texas	4,600	4%
Cotton Valley Reef Complex	3,700	4%
SWR – West Texas	11,300	11%
Other	3,800	4%
	$101,200	100%

Approximately 85% of the planned expenditures shown in the preceding table relate to exploratory prospects.  Exploratory prospects involve a higher degree of risk than developmental prospects.  To offset the higher risk, we generally strive to achieve a higher reserve potential and rate of return on investments in exploratory prospects.  Actual expenditures during 2004 may be substantially higher or lower than these estimates as our plans for exploration and development activities change during the year.  We do not attempt to forecast our success rate on exploratory drilling.  Accordingly, these current estimates do not include any costs we may incur to complete our successful exploratory wells and construct the required production facilities for these wells.  Also, we are actively searching for other opportunities to increase our oil and gas reserves, including the evaluation of new prospects for exploratory and developmental drilling activities and potential acquisitions of proved oil and gas reserves.  Other factors, such as prevailing product prices and the availability of capital resources, could also increase or decrease the ultimate level of expenditures during 2004.

Supplementary Information

Oil and Gas Production

The following table summarizes, by area, our actual and estimated daily net production for each quarter during the year ending December 31, 2004.  These estimates represent the approximate mid-point of the estimated production range.

	Daily Net Production for 2004
	Actual First Quarter	Actual Second Quarter	Estimated Third Quarter	Estimated Fourth Quarter
Gas (Mcf):
Austin Chalk (Trend)	3,669	3,110	3,054	2,935
Cotton Valley Reef Complex	28,119	23,295	20,137	17,362
Louisiana	10,739	9,898	13,124	12,856
New Mexico/West Texas	1,866	2,000	1,804	1,630
SWR (a)	—	5,505	11,011	12,543
Other	1,508	1,302	1,370	1,174
	45,901	45,110	50,500	48,500
Oil (Bbls):
Austin Chalk (Trend)	2,393	2,242	1,976	1,882
Louisiana	738	693	1,340	1,536
New Mexico/West Texas	940	878	800	703
SWR (a)	—	1,231	2,669	2,714
Other	50	66	65	65
	4,121	5,110	6,850	6,900
Natural Gas Liquids (Bbls):
Austin Chalk (Trend)	371	136	276	250
New Mexico/West Texas	186	83	159	135
Louisiana	201	166	115	115
	758	385	550	500

(a)   We acquired Southwest Royalties, Inc. (“SWR”) on May 21, 2004.  Average daily production for SWR during the second quarter amounted to 12,525 Mcf of gas and 2,800 Bbls of oil based on the 40-day period.

The estimates shown in the preceding table include production from the State Lease 17620 #1 (Pelican Point) and the Louisiana Fruit Company #1 and #2 (Tiger Pass) wells which were recently placed into production.  The estimates do not include any production which may be achieved from the State Lease 17378 #1 (Fleur), the State Lease 17376 #1 (Fleur) and the Mervine Jankower #1 (Helen Gayle).

Accounting for Derivatives

The following summarizes information concerning our net positions in open commodity derivatives applicable to periods subsequent to June 30, 2004.

Swaps:

	Oil
	Bbls	Price
Production Period:
3rd Quarter 2004	150,000	$31.53
4th Quarter 2004	150,000	$31.53
	300,000

Floors:

	Gas		Oil
	MMBtu (a)	Floor	Bbls	Floor
Production Period:
1st Quarter 2005	1,800,000	$4.50	117,000	$28.00
2nd Quarter 2005	1,820,000	$4.50	118,300	$28.00
3rd Quarter 2005	1,840,000	$4.50	119,600	$28.00
4th Quarter 2005	1,840,000	$4.50	119,600	$28.00
	7,300,000		474,500

Collars:

	Gas			Oil
	MMBtu (a)	Floor	Ceiling	Bbls	Floor	Ceiling
Production Period:
3rd Quarter 2004	2,220,000	$4.20	$5.28	179,000	$23.00	$25.46
3rd Quarter 2004	718,000	$4.00	$5.24
4th Quarter 2004	690,000	$4.20	$5.28	175,000	$23.00	$25.46
4th Quarter 2004	685,000	$4.00	$5.24
1st Quarter 2005	649,000	$4.00	$5.23	170,000	$23.00	$25.41
2nd Quarter 2005	630,000	$4.00	$5.23	168,000	$23.00	$25.41
3rd Quarter 2005	607,000	$4.00	$5.23	165,000	$23.00	$25.41
4th Quarter 2005	588,000	$4.00	$5.23	162,000	$23.00	$25.41
2006	2,024,000	$4.00	$5.21	613,000	$23.00	$25.32
2007	1,831,000	$4.00	$5.18	562,000	$23.00	$25.20
2008	1,279,000	$4.00	$5.15	392,000	$23.00	$25.07
	11,921,000			2,586,000

(a)               One MMBtu equals one Mcf at a Btu factor of 1,000.

The following summarizes information concerning the Company’s positions in interest rate derivatives applicable to periods subsequent to June 30, 2004.

	Principal	Libor
	Balance	Rates
Period:
July 1, 2004 to November 1, 2004	$65,000,000	1.68%
November 1, 2004 to November 1, 2005	$60,000,000	2.97%
November 1, 2005 to November 1, 2006	$55,000,000	4.29%
November 1, 2006 to November 1, 2007	$50,000,000	5.19%
November 1, 2007 to November 1, 2008	$45,000,000	5.73%

We did not designate any of the derivatives shown in the preceding tables as cash flow hedges under SFAS 133; therefore, all changes in the fair value of these contracts prior to maturity, plus any realized gains or losses at maturity, will be recorded as other income (expense).